CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 29, 2008

Date of Report

(Date of Earliest Event Reported)

EDGEWATER FOODS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Professional Drive, Suite 310, Gaithersburg, Maryland 20878

(Address of principal executive offices (zip code))

(250) 757-9811

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement

Section 3 – Securities and Trading Markets

Item 3.02: Unregistered  Sales of Equity Securities

Section 5 – Corporate Governance and Management

Item 5.03:  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 29, 2008, we signed a Series D Convertible Preferred Stock Purchase Agreement with one accredited investor whereby such investor is committed, subject to the satisfaction of certain closing conditions, to purchase $1,500,000 of our Series D Preferred Shares ..  Pursuant to the Purchase Agreement, this investor is also committed to investing an additional $500,000 no later than 90 days from the initial closing date provided that we have hired a chief operating officer acceptable to such investor.  Pursuant to the Purchase Agreement, additional investments of up to an aggregate of $2,000,000 of Series D Preferred Shares may be made in subsequent closings to be completed no later than June 30, 2008.  Net proceeds from the initial closing which is expected to occur within two business days of this filing on Form 8-K are expected to be approximately $1,455,000.   As part of this financing, we will also enter into an Exchange Agreement with the investor and certain other holders of our outstanding warrants, whereby the Series J Warrant that the investor received pursuant to the financing we closed on November 5, 2007, as disclosed in the Form 8-K filed on November 7, 2007, will be cancelled, and the investor and certain other holders of our outstanding warrants shall return to us warrants to purchase an aggregate of 24,941,605 shares of our common stock, which the investor and such other warrant holders received pursuant to the financings we closed on: (i) April 12, 2006, as disclosed in our Form 8-K filed on April 14, 2007; (ii) May 30, 2006, as disclosed in our Form 8-K filed on May 30, 2006; and (iii) November 5, 2007, as disclosed in our Form 8-K filed on November 7, 2007, in exchange for an aggregate of 267,059 Series D Preferred Shares.

The net proceeds from the financing are to be used for supplies, processing plant upgrades, working capital and general corporate purposes.

Pursuant to the terms of the Purchase Agreement, our Board of Directors shall be reduced to 7 persons and the investors in the financing maintain the right to designate (by approval of a majority of the Series D Preferred Shares outstanding at such time) 1 of the 7 directors so long as at least 20% of the Series D Preferred Shares remain outstanding.  However, if we fail to meet certain performance target as set forth in the Purchase Agreement, our Board of Directors shall be reduced to 5 persons and the investors maintain the right to appoint (by approval of a majority of the Series D Preferred Shares outstanding at such time) a majority of the directors so long as at least 20% of the Series D Preferred Shares remain outstanding.  In addition, the investors may appoint a designee to attend and observe, but not to vote at, all annual and special meetings of our Board of Directors.

Pursuant to the financing, we filed a Certificate of Designation of the Relative Rights and Preferences of our Series D Convertible Preferred Stock on May 29, 2008.  The Certificate of Designation designates 380,000 shares of our authorized preferred stock as Series D Convertible Preferred Stock, which ranks junior to our Series A, Series B and Series C Convertible Preferred Stock, but senior to our common stock.  Except with respect to specified transactions that may affect the rights, preferences, privileges or voting power of the Series D Preferred Shares and except as otherwise required by Nevada law, the Series D Preferred Shares have no voting rights.  At any time on or after the issuance date, the holder of any Series D Preferred Shares may, at the holder's option, elect to convert all or any portion of the Series D Preferred Shares held by such person into a number of fully paid and nonassessable shares of common stock equal to the quotient of (i) the stated value ($40.00 per share) of the Series D Preferred Shares being converted divided by (ii) the conversion price, which initially is $0.80 per share, subject to certain adjustments.  In the event of our liquidation, dissolution or winding up, the holders shall receive a liquidation preference equal to 120% of the stated value per Series D Preferred Share.

In addition, pursuant to the Purchase Agreement, we entered into a Management Lock-Up Agreement, which provides the manner in which members of our management will sell, transfer or dispose of their shares of common stock, and an Investor Lock-Up Agreement, which provides the manner in which the investors will sell, transfer or dispose of their shares of common stock issuable upon conversion of the Series D Preferred Shares.

Incorporated herein by reference are the following: Form of Series D Convertible Preferred Stock Purchase Agreement (Exhibit 10.1), form of Exchange Agreement, (Exhibit 10.2), form of Certificate of Designation of Rights and Preferences of Series D Convertible Preferred Stock (Exhibit 10.3), form of  Management Lock-Up Agreement (Exhibit 10.4) and form of Investor Lock-Up Agreement (Exhibit 10.5).  The respective descriptions of the Purchase Agreement, Exchange Agreement, Certificate of Designation, Management Lock-Up Agreement and Investor Lock-Up Agreement contained herein are qualified in their entirety by the respective terms of each document incorporated herein by reference.

The private equity financing described herein was made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, provided by Sections 3(a)(9) and 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The securities issued have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The foregoing information has been disclosed herein as it is material to the private equity financing and should not be construed as an offer to sell or solicitation of an offer to buy our securities.  The securities to be sold in the subsequent closings will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

Description

10.1	Form of Series D Convertible Preferred Stock Purchase Agreement, dated as of May 29, 2008, by and among the Company and each of the Purchasers thereto.
10.2	Form of Exchange Agreement, dated as of May 29, 2008, by and among the Company and each of the parties thereto.
10.3	Form of Certificate of Designation of Rights and Preferences of Series D Convertible Preferred Stock.
10.4	Form of Management Lock-Up Agreement, dated as of May 29, 2008, by and among the Company and each of the shareholders listed therein.
10.5	Form of Investor Lock-Up Agreement, dated as of May 29, 2008, by and among the Company and each of the Purchasers.
10.6	Escrow Agreement dated as of May 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Edgewater Foods International, Inc.

By:  /s/  Michael Boswell

Michael Boswell, Acting Chief Accounting Officer

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